UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2026
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The following is a brief description of each matter voted upon at the YUM! Brands, Inc. (the “Company”) Annual Meeting of Shareholders held on May 14, 2026, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Paget L. Alves	218,273,461	3,595,796	245,658	23,986,264
M. Brett Biggs	218,442,878	3,439,853	232,184	23,986,264
Brian C. Cornell	213,424,313	8,461,315	229,287	23,986,264
Tanya L. Domier	220,783,935	1,119,685	211,295	23,986,264
Susan Doniz	219,250,218	2,647,725	216,972	23,986,264
Mirian M. Graddick-Weir	208,897,962	12,999,923	217,030	23,986,264
Thomas C. Nelson	213,485,262	8,394,334	235,319	23,986,264
Kathleen K. Oberg	221,536,778	364,109	214,028	23,986,264
P. Justin Skala	220,027,140	1,848,766	239,009	23,986,264
Chris Turner	220,641,625	1,239,052	234,238	23,986,264
Annie Young-Scrivner	219,247,082	2,655,892	211,941	23,986,264

2.The proposal to ratify the appointment of KPMG LLP as the Company's independent auditor for 2026 was approved based upon the following votes:

Votes for approval	231,597,167
Votes against	14,177,562
Abstentions	326,450
There were no broker non-votes for this item.

3.The proposal to approve, by non-binding advisory vote, the executive compensation of the Company's named executive officers was approved based upon the following votes:

Votes for approval	212,220,747
Votes against	9,209,495
Abstentions	684,673
Broker non-votes	23,986,264

4.The shareholder proposal regarding reducing the ownership threshold for shareholders to call a special meeting was not approved based upon the following votes:

Votes for approval	83,507,337
Votes against	137,798,232
Abstentions	809,346
Broker non-votes	23,986,264

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	May 19, 2026	/s/ Larry Derenge
Vice President and Associate General Counsel